EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Chewens, certify that:

1.  I have reviewed this quarterly report on Form 10-Q of NBT Bancorp Inc.

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.  The registrant’s  other  certifying  officer(s)  and  I  are  responsible  for establishing  and  maintaining disclosure controls and procedures (as defined in Exchange  Act  Rules  13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)  Evaluated  the  effectiveness  of  the  registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period  covered  by  this  report  based  on  such  evaluation;  and

d)  Disclosed  in  this  report  any change in the registrant’s internal control over  financial  reporting  that  occurred  during  the registrant’s most recent fiscal  quarter (the registrant’s fourth fiscal quarter in the case of an annual report)  that  has  materially  affected,  or is reasonably likely to materially affect, the registrant’s  internal  control  over  financial  reporting; and

5.  The  registrant’s  other  certifying officer(s) and I have disclosed, based on our  most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)  All  significant  deficiencies  and  material  weaknesses  in  the design or operation  of internal control over financial reporting which are reasonably likely to adversely affect the  registrant’s  ability  to  record,  process, summarize and report financial information;  and

b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:  May 10, 2011

By:	/s/ Michael J. Chewens
Senior Executive Vice President and Chief Financial Officer